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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 24, 2006

                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

            Delaware                   001-32593               74-3140887
(State or Other Jurisdiction of       (Commission             (IRS Employer
 Incorporation or organization)       File Number)         Identification No.)

                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)

                                 (781) 894-8800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE

     On January 24, 2006, Global Partners LP (the "Partnership") issued a press release announcing that its Board of Directors increased its quarterly cash distribution by 3.0% to $0.425 per unit from $0.4125 per unit. On February 14, 2006, the Partnership will pay a cash distribution for the fourth quarter of 2005 to its common and subordinated unitholders of record as of the close of business on February 3, 2006. This initial distribution of $0.425 per unit shall be prorated to cover the period from the closing of the Partnership's initial public offering on October 4, 2005 through December 31, 2005, resulting in a distribution of $0.4111 per unit. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

         (d) Exhibits.

 EXHIBIT
  NUMBER                                  DESCRIPTION
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  99.1   --  Global Partners LP Press Release dated January 24, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GLOBAL PARTNERS LP


                                             By:  Global GP LLC,
                                                  its general partner


Dated: January 24, 2006                      By:  /s/ Edward J. Faneuil
                                                  ------------------------------
                                                  Executive Vice President,
                                                  General Counsel and Secretary

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                                  EXHIBIT INDEX

 EXHIBIT
  NUMBER                                  DESCRIPTION
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  99.1   --  Global Partners LP Press Release dated January 24, 2006